UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 8, 2011
VISTEON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15827	38-3519512

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Village Center Drive, Van Buren Township, Michigan	48111

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (800)-VISTEON
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.	Entry into a Material Definitive Agreement.
     On May 11, 2011, Visteon Corporation (the “Company”) entered into a letter agreement (the “Agreement”) with Alden Global Distressed Opportunities Master Fund, L.P., on behalf of itself and its affiliated funds, persons and entities (collectively, “Alden”), which provides, among other things, that as promptly as practicable following the Company’s 2011 annual meeting of stockholders, but in any event no later than August 1, 2011, the board of directors will increase the size of the board by one (such that there will be two vacancies on the board including the recent resignation discussed in Item 5.02 of this report) and appoint two persons from a pool of candidates recommended by Alden. Alden agreed to withdraw its notice of intent to nominate individuals for election to the board at the Company’s 2011 annual meeting of stockholders, and also agreed to certain standstill and non-disparagement covenants.
     The description of the Agreement in this report does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.1 to this report and is incorporated herein by reference. A copy of the press release issued on May 11, 2011 is attached to this report as Exhibit 99.1 and is incorporated herein by reference.
SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(a)           On May 8, 2011, William E. Redmond, Jr. notified the Company that he will resign from the Company’s board of directors effective as of May 20, 2011. Mr. Redmond is currently the chair of the Company’s Finance Committee and a member of the Company’s Corporate Governance and Nominating and Organization and Compensation Committees.
     In his letter of resignation, Mr. Redmond indicated that he disagreed with the decisions made by the other members of the board of directors of the Company in response to the recommendations and potential nominations by Alden of several individuals to serve as directors of the Company. The Company welcomes director recommendations and other constructive input from it shareholders and believes that, through an open dialogue, it reached an agreement with Alden that is consistent with the best interests of all of its shareholders. A copy of Mr. Redmond’s letter of resignation is attached to this report as Exhibit 17.1 and is incorporated herein by reference.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Letter Agreement between the Company and Alden, dated as of May 11, 2011.
17.1	Letter from William E. Redmond, Jr. resigning as a director of the Company.
99.1	Press release dated May 11, 2011.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION
Date: May 12, 2011	By:	/s/ Michael K. Sharnas
Michael K. Sharnas
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description	Page
10.1	Letter Agreement between Visteon Corporation and Alden Global Distressed Opportunities Master Fund, L.P., dated as of May 11, 2011.
17.1	Letter from William E. Redmond, Jr. resigning as a director of Visteon Corporation.
99.1	Press release dated May 11, 2011.

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